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                                                                EXHIBIT 10.14(f)

                                  LEASE SUMMARY

                                  PALMETTO, FL

LESSOR:            Palmetto Business Park, LP
                   One West Avenue
                   Larchmont, NY 10538

LESSEE:            Wheeling-Pittsburgh Steel Corporation
                   1134 Market Street
                   Wheeling, WV 26003

LOCATION:          2001 Highway 301, Palmetto, FL 34221

PREMISES:          approximately 47 acres of Common Areas (Section 22),
                   together with a single-story "fabrication" building consisting of 57,600 agreed square feet (Exhibit "A").

PURPOSE: General office, warehousing, distribution, manufacturing and servicing purposes.

TERM:              10 Years, with three 5-year options (September 1, 2000 -
                   August 31, 2010)

RENEWAL: Three 5-year options. Tenant to provide Landlord with written notice of intent to exercise option(s) to renew at least nine (9) months prior to expiration of the then current term.

BASE RENT:         $15,120.00 per month (based upon $3.15 per square foot per year) for Lease Years 1 through 5.

                   $16,992.00 per month (based upon $3.54 per square foot per year) for Lease Years 6 through 10. See option terms.

ADDITIONAL RENT:   Taxes, Insurance Premiums, Common Area Expenses, and Certain
                   Build-out costs.

TAXES:             One-twelfth (1/12) of all taxes, assessments, and charges.

UTILITIES:         Tenant pays all utilities.

INSURANCE:         Tenant obtains/maintains/pays commercial general liability insurance. Landlord obtains/maintains property insurance on building, and Tenant pays cost thereof on monthly basis.
                   Mutual waiver of subrogation.

ENVIRONMENTAL      Incidents caused by Tenant are to be cured by Tenant.
INDEMNITY:         Incidents caused by Landlord are to be cured by
                   Landlord. Incidents caused by Third Parties are to be either cured by Landlord or caused to be cured by Landlord. Landlord indemnifies Tenant for incidents caused by other parties.

SUBLEASE:          Prior written consent from Landlord needed before
                   subletting. Such consent shall not be unreasonably withheld by Landlord.

ALTERATIONS:       Do not need Landlord's consent for non-structural alterations up to $25,000. Must have Landlord's prior written consent for structural alterations. All work at Tenant's sole expense.

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MAINTENANCE:       Tenant to pay all operating, maintenance, and non-structural repair expenses. Landlord to pay for structural repairs and repairs to service system used for delivery of utilities.

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                            STANDARD INDUSTRIAL LEASE

         THIS STANDARD INDUSTRIAL LEASE is made by and between Palmetto Business Park, LP, a Delaware limited partnership ("LANDLORD"), and WHEELING-PITTSBURGH STEEL CORPORATION, a Delaware corporation ("TENANT").

LEASE OF PREMISES

Landlord owns that certain real property improved with one or more multi tenant buildings located at 2001 Highway 301, Palmetto, Manatee County, Florida (the real property and the buildings are collectively referred to as, the "PROPERTY"). Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, subject to all of the terms and conditions set forth herein, those certain premises (the "PREMISES") described in Item 2 of the Basic Lease Provisions and shown on the site plan attached hereto as EXHIBIT "A". The Premises includes that certain single-story "fabrication" building (the "BUILDING") whose street address is described in Item 1 of the Basic Lease Provisions and is also improved with landscaping, parking facilities, common area improvements, and other appurtenances.

BASIC LEASE PROVISIONS

1.       Premises Address:              2001 Highway 301
                                        Palmetto, Manatee County,
                                        Florida 34221

2.       Description of Premises:

         (a)      Building Area:        The single-story "fabrication" building
                                        consisting of 57,600 agreed square feet
                                        as outlined on the site plan attached
                                        hereto as EXHIBIT "A".

         (b)      Land Area:            Approximately 47 acres of Common Areas.
                                        (See Section 22).

3.       Term:                          10 years (See Section 1), with 3 5-year
                                        options. (See Section 1.1)

4.       Basic Monthly Rent:

         (a)      Initial Term:         $15,120.00 per month (based upon $3.15
                                        per square foot per year) for Lease
                                        Years 1 though 5; and

                                        $16,992.00 per month (based upon $3.54
                                        per square foot per year) for Lease
                                        Years 6 though 10. (See Section 2)

         (b)      Option Terms:         $19,104.00 per month (based upon $3.98
                                        per square foot per year) for Lease
                                        Years 11-15;

                                        $21,504.00 per month (based upon $4.48
                                        per square foot per year) for Lease
                                        Years 16 though 20; and

                                        $24,192.00 per month (based upon $5.04
                                        per square foot per year) for Lease
                                        Years 21 though 25.

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4A.      Expenses:

         (a)      Insurance:            Initially, $.02 per square foot per
                                        year. (See Section 11)

         (b)      Taxes:                Initially, $.395 per square foot per
                                        year. (See Section 3)

         (c)      Common Area           Expenses: Shall be capped at $.15 per
                                        square foot per year for the Initial
                                        Term (See Item 4(a) above) increasing
                                        annually thereafter, on a cumulative
                                        basis, by the lesser of (i) the "cost of living" increase as indicated by a geographically appropriate Consumer
                                        Price Index (C.P.I.) as published by the U.S. Bureau of Labor Statistics, or (ii) the actual expenses. (See Section 22.2)

         (d) Tenant's Share:            10.5% of the Common Area Expenses, the
                                        percentage of which is computed by
                                        dividing the Building Area by the total
                                        rentable area of the buildings on the
                                        Property of 546,700 square feet (the
                                        "TOTAL RENTABLE AREA"). (See Section
                                        22.2)

4B.      Amortization of
         Certain Build-out Costs:       In addition to Basic Monthly Rent,
                                        Expenses and any other sums due under
                                        the Lease, Tenant agrees to pay to
                                        Landlord a sum not to exceed the amount
                                        of $205,000.00 for those tenant
                                        improvements indicated on EXHIBIT "D",
                                        which amount shall be payable, without
                                        interest, in equal monthly installments
                                        not to exceed $2,000.00 per month, with
                                        the entire balance outstanding due and
                                        payable on the 37th month of the Term.

5.       Number of Parking
         and Loading Spaces:            (See Section 10 and Exhibit "B")

6.       Addresses for Notices:

         TENANT:                        LANDLORD:
         1134 Market Street             One West Avenue
         Wheeling, West Virginia 26003  Larchmont, New York 10538
         Attn: Real Estate Department   Attn: Stuart Lichter
         Tel. (304) 234-2313            Tel. (914) 834-2600
         Fax (304) 234-2582             Fax (914) 834-2002

         WITH A COPY TO:                WITH A COPY TO:
         Wheeling-Pittsburgh Steel      Fainsbert, Mase & Snyder, LLP
         Corporation                    11835 West Olympic Blvd., Wheeling, West
         1134 Market Street             Suite 1100
         Virginia 26003                 Los Angeles, California 90064
         Attn: Law Department           Attn: John A. Mase, Esq.
         Tel. (304) 234-2350            Tel. (310) 473-6400
         Fax (304) 234-2555             Fax (310) 473-8702

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7.       Target Delivery Date:          May 1, 2000

         Commencement Date:             June 15, 2000 (See Section 4.3)

8. All payments payable under this Lease shall be sent to Landlord at the address specified in Item 6 or to such other address in the state in which the Premises is located as Landlord may reasonably designate in writing.

9.       Date of this Lease:            April 27, 2000.

10.      Brokers:                       Cushman & Wakefield; Colliers Arnold;
                                        and Hart Corporation (See Section
                                        20.7).

11.      Railroad Track Maintenance:    Tenant shall maintain the railroad
                                        sidetracks serving the Premises
                                        beginning at the point of the "Y" switch and extending south to the termination point of such sidetracks.

         IN WITNESS THEREOF, and as of the date set forth in Item 9 above, the parties hereto have executed this Lease, consisting of the foregoing Basic Lease Provisions, the provisions of the Standard Lease Provisions (the "Standard Lease Provisions") (consisting of Sections 1 through 22 which will follow) and the Exhibits attached hereto, all of which are incorporated herein by this reference. In the event of any conflict between the provisions of the Basic Lease Provisions and the provisions of the Standard Lease Provisions, the Standard Lease Provisions shall control.

"Tenant"                                "Landlord"
WHEELING-PITTSBURGH STEEL               PALMETTO BUSINESS PARK, LP
CORPORATION                             By: Industrial Realty Group, Inc.,
                                        its general partner

By:      /s/ James E. Muldoon           By:    [signature illegible]
         ------------------------              ---------------------------------
                                               Agent for Palmetto Business Park
Its:     VP & GM, Wheeling Corr. Co.
         ------------------------

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                            STANDARD LEASE PROVISIONS

1.       TERM

         1.1 TERM. Unless earlier terminated pursuant to the provisions hereof, the term of this Lease shall commence on the Commencement Date (defined in Section 4.3) and shall be for the period shown in Item 3 of the Basic Lease Provisions ("TERM"). Notwithstanding the later commencement of the Term, this Lease shall be a binding contractual obligation effective upon execution hereof by Landlord and Tenant.

         1.2 SURRENDER OF PREMISES. Subject to Section 6. 1, at the expiration of the Term, Tenant's sole obligation with respect to the surrender of the Premises shall be to remove Tenant's Property (defined in Section 6.3) therefrom and deliver the Premises to Landlord in its then existing condition and configuration, as modified by those Alterations for which Tenant is not responsible for removing pursuant to Section 6. 1, "broom-clean" and subject to
(a) ordinary wear and tear, (b) damage caused by any negligent act or omission or willful misconduct of Landlord or its agents, employees, officers, contractors, or representatives or resulting from any breach of Landlord's obligations or warranties hereunder, and (c) damage by fire, the elements, casualty, civil unrest, and acts of God.

2.       BASIC MONTHLY RENT

         2.1      BASIC MONTHLY RENT.

                  2.1.1 BASIC MONTHLY RENT. Tenant agrees to pay each month during the Term as Basic Monthly Rent for the Premises the sum shown in Item 4 of the Basic Lease Provisions ("BASIC MONTHLY RENT"). For purposes of this Lease, a "LEASE YEAR" shall be each twelve (12) calendar month period commencing on the Commencement Date (or anniversary thereof) if the Commencement Date is the first day of a month, otherwise, Lease Year shall commence on the first day of the calendar month following the Commencement Date (or anniversary thereof).

                  2.1.2 MONTHLY PAYMENT OF BASIC MONTHLY RENT; LATE CHARGES. Basic Monthly Rent shall be payable in equal consecutive monthly installments, in advance, commencing on the Commencement Date and continuing on the first day of each calendar month thereafter, subject to a proportionate refund of any Basic Monthly Rent paid in advance should this Lease be terminated before the expiration of any month for which Basic Monthly Rent shall have been paid. If the Commencement Date or the expiration or earlier termination of this Lease is a day other than the first day of a calendar month (a "PARTIAL LEASE MONTH"), then the installment of Basic Monthly Rent for that Partial Lease Month shall be prorated on a per diem basis (the "PARTIAL LEASE MONTH RENT"). If on more than one occasion during any Lease Year any monthly installment of Basic Monthly Rent or any other sum due from Tenant is not received within ten (10) business days from the date when it is due, then beginning on the second such occasion and each occasion thereafter during the subject Lease Year, Tenant shall pay Landlord, in addition to the amount due, a charge equal to five percent (5%) of the delinquent amount (the "LATE CHARGE"). The parties agree that the amount of such Late Charge represents a fair and reasonable estimate of costs and expenses that would be incurred by Landlord by reason of late payment by Tenant. Acceptance of such Late Charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such delinquent amount, nor shall such acceptance prevent Landlord from exercising any of the other rights and remedies granted hereunder or by law to Landlord. If any installment of Basic Monthly Rent shall not be received by Landlord within thirty (30) days after the date Landlord notifies Tenant that such amount is overdue, then such overdue amount shall bear interest (as of such due date) at the rate of eighteen percent (18%) per year from the date due until paid.

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3.       TAXES

         3.1 REAL ESTATE TAXES. In addition to Basic Monthly Rent, and beginning on the Commencement Date, Tenant shall pay to Landlord, monthly, in advance, one-twelfth (1/12) of the all taxes, assessments and charges levied upon or with respect to the Property or any personal property of Landlord used in the operation thereof, or Landlord's interest in the Property or such personal property, including, without limitation, all general real property taxes and general and special assessments (collectively, the "Taxes"). The amount of the Taxes shall be estimated by Landlord and billed by Landlord to Tenant (the "Estimated Taxes"). Landlord shall have the right to reasonably revise such estimates from time to time and to adjust Tenant's monthly payments accordingly. Payment of Taxes for any partial months shall be prorated on a per diem basis. With reasonable promptness after the expiration of each Computation Year, Landlord shall furnish Tenant with a statement of the actual Taxes ("Actual Taxes"), including copies of all tax bills. If the Actual Taxes for such Computation Year exceed the Estimated Taxes paid by Tenant for such Computation Year, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the Actual Taxes within thirty (30) days after the receipt of Landlord's statement of the Actual Taxes. If the total amount paid by Tenant for any such Computation Year shall exceed the Actual Taxes for such Computation Year, such excess shall be credited against the next installments of Taxes due from Tenant to Landlord hereunder or refunded to Tenant. Neither Landlord's failure to deliver, nor late delivery of, the Estimated or Actual Taxes shall constitute a default by Landlord hereunder or a waiver of Landlord's right to collect any payment provided for herein. Notwithstanding the foregoing, Tenant shall not be responsible for paying any increase in real estate taxes due to a change in ownership or transfer of Landlord's interest in the Premises occurring during the Term. Furthermore, Tenant shall not be required to pay any assessments or impact fees arising in connection with the original development of the Premises.

         3.2 PERSONAL PROPERTY TAXES. Tenant shall pay, prior to delinquency, all taxes assessed against and levied upon trade fixtures, furnishings, equipment, and all other personal property of Tenant contained in the Premises. When possible, Tenant shall cause all such property to be assessed and billed separately from the Landlord's real property. If any of Tenant's personal property shall be assessed with Landlord's real property, Tenant shall pay the taxes attributable to Tenant within thirty (30) days after receipt of a detailed written statement setting forth the taxes applicable to Tenant's property.

         3.3 COMPUTATION YEAR. For purposes of the payment of Taxes, Insurance and Common Area Expenses pursuant to Sections 3.1, 11.1.2 and 22 herein, "Computation Year" shall mean each twelve (12) consecutive month period commencing January 1 of each year during the Term, provided that Landlord, upon notice to Tenant, may change the Computation Year from time to time to any other twelve (12) consecutive month period and, in the event of any such change, Tenant's share of the Real Estate Taxes and Insurance shall be equitably adjusted for the Computation Years involved in any such change.

4.       DELIVERY OF PREMISES

         4.1 CONDITION OF PREMISES. As of the Delivery Date (defined herein), Landlord covenants that the Building and the Premises shall be in compliance with all requirements of all governmental statutes, laws, ordinances, rules, regulations, and orders applicable to the Building and the Premises, including, without limitation, those Laws necessary to obtain a certificate of occupancy (or the equivalent thereof) for the Building and the Premises (collectively, the "LAWS"). Landlord further agrees that, prior to delivery of the Premises to Tenant, Landlord shall test the existing fire sprinkler system and make any repairs necessary to put the sprinkler system in good working condition.

         4.2 DELIVERY OF PREMISES. Landlord shall deliver exclusive possession of the Premises to Tenant in "broom clean" condition, free of all debris, materials, and equipment, with water, gas, electric,

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sewer and telephone servicing the Building and the Premises in good working order, and with unobstructed access available to the Building and the parking and delivery facilities servicing the Building and the Premises. Tenant shall have no obligation to accept delivery of the Premises prior to the Target Delivery Date unless Tenant has consented thereto in writing. The date on which Landlord tenders possession of the Premises to Tenant in the condition called for herein shall be deemed the "DELIVERY DATE" Landlord agrees to use best efforts to deliver the Premises to Tenant in the condition called for herein, by the Outside Delivery Date (defined below).

         4.3      COMMENCEMENT DATE. The Term of the Lease, and (subject to
Section 4.4 below) Tenant's obligation to pay Basic Monthly Rent and all other rental described herein, shall commence on June 15, 2000 (the "COMMENCEMENT DATE.")

         4.4 FAILURE TO TIMELY DELIVER THE PREMISES. In the event that Landlord shall fail to deliver the Premises to Tenant in the condition called for herein by June 1, 2000 ("OUTSIDE DELIVERY DATE"), then following such Outside Delivery Date, Tenant shall have the option to terminate this Lease upon delivery of written notice to Landlord. Tenant's right to terminate the Lease pursuant to this Section 4.4 shall be expressly limited to a material breach of the Lease by Landlord and shall not be applicable to minor repairs or improvements, including "punch-list" type of items, which do not unreasonably interfere with Tenant's use of the Premises. In addition, so long as Landlord tenders possession of the Premises by the Outside Delivery Date, Tenant shall not terminate the Lease without first delivering notice to Landlord detailing any work to be completed by Landlord and allowing Landlord ten (10) business days in which to cure the matters raised in Tenant's notice.

5.       USE OF PREMISES

         5.1 USES. Tenant shall have the right to the exclusive use and occupancy of the Premises for general office, warehousing, distribution, and servicing purposes, and for all other uses permitted by law.

         5.2 TENANT'S COMPLIANCE WITH LAWS. Tenant shall comply with all Laws regarding Tenant's use and occupancy of the Premises. In no event shall Tenant be responsible for any violation of Laws with respect to the Premises or Building which existed prior to the Commencement Date, the compliance of which shall be the sole responsibility of Landlord.

         5.3 COMPLIANCE LIMITS. During the last six (6) months of the Term, Tenant, in lieu of complying with Laws as required by Section 5.2, may cancel this Lease by giving prompt notice to Landlord if Tenant's estimated cost of compliance exceeds fifteen percent (15%) of the annualized Basic Monthly Rent (as set forth in the Basic Lease Provisions). If Tenant cancels this Lease under this Section 5.3, Landlord may, within ten (10) days of receiving Tenant's notice of cancellation, agree to comply with (and indemnify and hold Tenant harmless from the effect of) the Laws in question at Landlord's expense by giving Tenant notice and, upon Landlord doing so, this Lease shall continue in effect.

6.       ALTERATIONS; TENANT'S PROPERTY

         6.1 ALTERATIONS. Tenant shall have the right at its own expense from time to time to redecorate and renovate the Premises and to make such other non-structural alterations, improvements, installations, and changes in the Premises and such parts thereof (collectively, "ALTERATIONS") as Tenant shall deem expedient or necessary for its purposes without the consent of Landlord up to $25,000 per Alteration. As to any structural Alterations, Tenant may make such Alterations only if it has first obtained the consent thereto of Landlord in writing. As a condition to granting its consent, Landlord may require that such structural Alterations (including demising walls) remain a part of the Premises following the expiration or earlier termination of the Lease. Landlord agrees that it shall not unreasonably withhold,

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condition, or delay such consent and that such consent shall be conclusively deemed given if Landlord shall not object to such Alterations in writing within ten (10) business days of receipt from Tenant of such notice together with the plans and specifications for the proposed Alteration. Tenant acknowledges that the construction of certain Alterations may also require the consent of Landlord's lender. In such event, Landlord's consent shall be conditioned upon Landlord receiving consent from its lender. Any such Alterations shall be done in good and workmanlike manner, and in accordance with all applicable Laws. Except as stated above with respect to structural Alterations, any and all Alterations made by Tenant in, to, or upon the Premises shall remain the property of Tenant and may be removed from the Premises at any time during the Term, provided that any damage caused by such removal shall be repaired by Tenant and Tenant restores the Premises to the condition as it existed prior to the installation of the Alterations. In the event that Tenant wishes not remove one or more Alterations at the end of the Term, Tenant shall notify Landlord within sixty (60) days prior to the end of the Term which Alterations Tenant wishes to leave. Landlord shall then give Tenant at least thirty (30) days prior written notice, which, if any, of such Alterations are to be removed. Notwithstanding the foregoing, if requested by Tenant prior to construction or installation of any Alterations, Landlord shall advise Tenant in writing as to whether Landlord will require the removal of such Alterations at the end of the Term.

         6.2 SECURITY AND COMMUNICATIONS EQUIPMENT. Subject to Tenant's compliance with applicable Laws, Tenant shall have the right, at no additional rental cost, to install reasonable security devices ("SECURITY EQUIPMENT") within and/or around the Premises and the Building, provided that in no event shall the installation and use of such Security Equipment adversely affect the roof or the structural elements thereof, and provided further that all costs associated with the installation and removal of said Security Equipment, and any damage to the roof or Building structure as a result thereof, shall be the sole responsibility of Tenant.

         6.3 TENANT'S PROPERTY. "TENANT'S PROPERTY" means all furniture, trade fixtures, computer systems, telephone systems, inventory and office and other equipment (including, without limitations the Communication Device and Security Equipment described in Section 6.2 above) installed in, or affixed to, or used in connection with the Premises by or on behalf of Tenant that may be removed without structural damage to the Building. Tenant may at any time after the Commencement Date through the expiration or sooner termination of this Lease remove all or any portion of Tenant's Property from the Premises. Tenant shall repair or cause to be repaired any damage to the Building caused by such removal promptly following such removal. Landlord expressly waives any and all statutory or common law landlord's lien and any and all rights under present or future laws to levy or distrain for rent against Tenant's Property and further agrees to execute and deliver promptly any and all instruments evidencing such waiver reasonably requested by Tenant.

         6.4 LIENS. Tenant shall pay, when due, (or at Tenant's option, Tenant shall post adequate bond) for all claims for labor or materials furnished to or for Tenant at or for Tenant's use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. If Tenant shall, in good faith, contest the validity of any such lien, claim, or demand, then Tenant shall, at Tenant's sole expense, defend itself and Landlord against the same and shall pay and satisfy any adverse judgment that may be rendered thereon before the enforcement thereof against Landlord or the Premises. Tenant shall give Landlord not less than ten (10) days notice prior to the commencement of any Alteration in the Premises if required to give notice as provided above in Section 6.1 and Landlord shall have the right to post notices of non-responsibility in or on the Premises as provided by Laws. Notwithstanding the foregoing, Tenant shall have no responsibility for discharge of any mechanics' liens filed by a contractor, subcontractor, materialman, or laborer of Landlord.

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7.       REPAIRS

         7.1 LANDLORD'S REPAIRS. Landlord shall make all necessary repairs and replacements to the Premises and the Building, to the extent the same relate to (i) the structural portions of the Building, including without limitation, the roof, exterior walls, bearing walls, interior structural support beams, floor slabs, foundations, support columns, and (ii) all service systems of the Building for the delivery of Utilities (defined below) to the Premises. Service systems for the delivery of Utilities shall include all of those portions of the service systems for the delivery of Utilities (e.g. power lines, etc.) located outside the Building, unless caused by the negligence or intentional acts of Tenant or any Tenant Party (defined in Section 14.1).

         7.2 TENANT'S REPAIRS. Subject to the provisions of Sections 7.1 and 16.1, Tenant shall perform normal maintenance of the Premises, including the day to day maintenance of the landscaping and parking areas of the Premises, inspection and general maintenance of the fire sprinkler system, if any, as well as all other equipment, facilities and components within the Premises including, interior walls, finish work, ceilings, floors, lighting fixtures, bulbs and ballasts, connections for Utilities located within the Premises, windows, glass, doors, and plate glass, downspouts, gutters, air conditioning and heating systems, truck doors, dock levelers, bumpers, seals and enclosures, plumbing, electrical, termite and pest extermination, and damage to common areas caused by Tenant, excluding only those repairs expressly required to be made by Landlord hereunder, reasonable wear and tear or damage caused by any negligent act or omission of Landlord or its agents or employees or resulting from any breach of any of Landlord's warranties or obligations hereunder; provided, however, that Tenant shall not be responsible for any repair that constitutes a capital item or capital repair under generally accepted accounting principles, unless such repair is required as a result of any negligent act or omission of Tenant or its agents or employees. In addition, should Landlord fail to make or begin such repairs or corrections for which it is responsible under Section 7.1 within fifteen (15) days after written notice from Tenant so to do, Tenant may, but shall have no obligation to, make said repairs or corrections at Landlord's expense. Tenant, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Tenant shall maintain, and shall provide Landlord with proof thereof, an annual service maintenance contract for the HVAC system in a form and with a contractor reasonably satisfactory to Landlord.

8.       UTILITIES AND SERVICES

         8.1 UTILITIES AND SERVICES. Tenant shall pay for all water, gas, heat, light, power, telephone and trash disposal (collectively, "Utilities") supplied to the Premises.

         8.2 INTERFERENCE WITH TENANT'S USE AND ENJOYMENT OF THE PREMISES. In the event that Tenant suffers a material interference of its use and enjoyment of any portion of the Premises by reason of (a) any entry by Landlord into the Premises, or (b) any interference with access to the Premises or the delivery facilities thereto by Landlord, and such material interference continues for five (5) consecutive days, or for any seven (7) days in any consecutive twelve (12) month period, Basic Monthly Rent and all other rent and other charges hereunder shall abate in a reasonable amount based upon the degree of interference of Tenant's use and enjoyment of its Premises, calculated from the date of commencement of such interference until the date Tenant's full use and enjoyment of the entire Premises is restored.

9.       ASSIGNMENT AND SUBLETTING

         9.1 ASSIGNMENTS AND SUBLEASES TO AFFILIATES. Tenant shall have the right to assign its leasehold interest hereunder or sublease all or any portion of the Premises to an Affiliate (defined below) of Tenant or to any corporate successor of Tenant, whether by merger, operation of law, or acquisition of

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substantially all the operating assets of Tenant, without the consent or approval of Landlord; provided, that (a) each such assignee (other than in the case of a merger or other transfer where no former assignment of the Lease is involved) shall assume all obligations of Tenant to be thereafter performed hereunder, (b) each such sublessee shall agree that its sublease shall be subject and subordinate to this Lease and (c) Tenant provides prior written notice of such assignment or sublease to Landlord. As used herein, the term "AFFILIATE" shall mean any corporation or other entity or person which controls, is controlled by or is under common control with Tenant, with the term "control" being deemed to mean beneficial ownership of more than twenty percent (20%) of the voting power of such entity.

         9.2 ASSIGNMENTS AND SUBLEASES GENERALLY. Subject to the provisions of Section 9.1, Tenant shall not assign or mortgage its leasehold interest under this Lease or sublease all or any portion of the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned, or delayed.

10.      PARKING

         Tenant shall have the right to the exclusive, continuous use, without additional charge throughout the Term, of the parking and loading spaces located in the parking facilities and loading areas of the Premises, as set forth on EXHIBIT "B" attached hereto, for the parking, loading, and unloading of vehicles used by Tenant, its officers, employees, guests, invitees, suppliers, shippers and contractors (collectively, "TENANT USERS"). Landlord shall cause all of these spaces to be available at all times for use by Tenant Users and shall provide appropriate signage and markings prominently indicating that said spaces are available only for use by Tenant. Landlord shall be responsible for any repairs required to the parking areas, other than the general day to day maintenance thereof which shall be the responsibility of the Tenant.

11.      INSURANCE

         11.1     REQUIRED INSURANCE.

                  11.1.1   TENANT'S INSURANCE. Subject to the provisions of this
Section 11, Tenant shall procure and maintain during the Term, at its sole cost and expense, (a) commercial general liability insurance policy with not less than One Million Dollars ($1,000,000.00) combined single limit coverage for both bodily injury and property damage, and (b) a standard "all-risk" policy of insurance (or its equivalent) covering loss or damage to Tenant's Property in an amount sufficient to cover the full replacement value thereof (to the extent commercially available on a reasonable basis), as the same may exist from time to time. All such policies of insurance shall (1) be issued by responsible insurance companies licensed to do business in the state in which the Premises is located, (ii) provide that the insurer shall endeavor to provide thirty (30) days prior written notice to Landlord and Tenant of cancellation, and (iii) in the case of Tenant's liability insurance, shall name Landlord and Quadrelle as additional insureds. Notwithstanding any provision to the contrary contained in this Section 11.1.1, if Tenant elects to satisfy its insurance obligations under this Lease by securing an insurance policy or insurance policies through commercial insurance carriers (rather than self-insure in accordance with Section 11.2), Tenant may maintain such policy or policies with deductibles as reasonably determined by Tenant and Tenant shall not be obligated to maintain an insurance policy or policies in amounts or of types that are commercially unreasonable. At Landlord's request, Tenant shall provide Landlord satisfactory evidence that such policies of insurance are in full force and effect.

                  11.1.2 LANDLORD'S INSURANCE. Subject to the provisions of this Section 11, Landlord shall procure and maintain during the Term a policy of commercial general liability insurance "all-risk" policy of insurance covering loss or damage to the Building and the Premises, with a policy limit of not

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less that $900,000.00. At Tenant's request, Landlord shall provide Tenant satisfactory evidence that such policies of insurance are in full force and effect. Tenant agrees to reimburse to Landlord, as additional rent hereunder, Landlord's cost of procuring and maintaining said insurance (i.e., the cost of the premiums therefor) (the "Insurance Premiums"). In addition to Basic Monthly Rent, and beginning on the Commencement Date, Tenant shall pay to Landlord, monthly, in advance, one-twelfth (1/12) of the Insurance Premiums. Payment of the Insurance Premiums for any partial months shall be prorated. on a per diem basis. With reasonable promptness after the expiration of each Computation Year, Landlord shall furnish Tenant with a statement of the actual Insurance Premiums (the "Actual Insurance Premiums"). If the Actual Insurance Premiums for such Computation Year exceeds the estimated Insurance Premiums paid by Tenant for such Computation Year, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the Actual Insurance Premiums within thirty (30) days after the receipt of Landlord's statement of the Actual Insurance Premiums. If the total amount paid by Tenant for the Insurance Premiums during any such Computation Year shall exceed the Actual Insurance Premiums for such Computation Year, such excess shall be credited against the next installments of the Insurance Premiums due from Tenant to Landlord hereunder or refunded to Tenant. Neither Landlord's failure to deliver, nor late delivery of, the statement of the Actual Insurance Premiums shall constitute a default by Landlord hereunder or a waiver of Landlord's right to collect any payment provided for herein.

         11.2     BLANKET OR SELF INSURANCE.

                  (a) Either party may, at its option, satisfy any or all of its insurance obligations under this Lease with any so-called "blanket policy or policies of insurance now or hereafter carried and maintained by such party; provided, however, that the coverage afforded by such policy or policies shall not be reduced or diminished by reason of the use of such blanket policy or policies.

                  (b) So long as Tenant maintains a net worth of at least Fifty Million Dollars ($50,000,000), Tenant may self-insure all or any of the types of insurance otherwise required to be maintained by Tenant under Section
11.1. In such event, the remaining provisions of this Lease relating to coverage, indemnity, proceeds, and the like shall apply with respect to Tenant as they would with respect to any insurer.

         11.3 WAIVER OF SUBROGATION. Landlord and Tenant each hereby release each other and waive any and all rights of recovery against the other, and against the officers, directors, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control to the extent that the nature of the loss or damage is covered by the insurance which is required by this Section 11 to be obtained or by any other valid and collectible insurance policy in force at the time of such loss or damage. Each policy of all risk or similar property damage insurance obtained by Landlord or Tenant with respect to the Premises or the Building shall include a clause or endorsement denying the insurer any rights of subrogation against the other party.

12.      FIRE OR CASUALTY

         12.1 RESTORATION AND ABATEMENT. Except where this Lease shall be terminated by either Landlord or Tenant pursuant to this Section 12, in the event that all or any portion of the Premises or the Building is damaged or destroyed by fire or other casualty, Landlord shall promptly commence and thereafter pursue to completion full restoration of the Premises and the Building to their condition existing immediately prior to such fire or other casualty. Landlord's duty to restore the Premises hereunder shall not include Tenant's Property or any leasehold improvements constructed by Tenant. Effective as of the date of such fire or other casualty to any portion of the Premises, Basic Monthly Rent and all other rent and charges payable by Tenant hereunder shall abate in proportion to the degree of interference of Tenant's use and enjoyment of its Premises, calculated from the date of the fire or other

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

casualty until the date the restoration is complete and in the case of damage to the Building, until Tenant has re-occupied the space for business purposes.

         12.2 RIGHT TO TERMINATE. Tenant shall have the right, effective upon delivery of written notice to Landlord, to terminate this Lease in any case of fire or other casualty damage to the Premises or the Building resulting in material interference to Tenant's business operations in the Premises (i) which, in Tenant's reasonable judgment, will not be fully restored within one hundred fifty (150) days of the date of damage, or (ii) which occurs during the last six
(6) months of the Term and in Tenant's reasonable judgment will not be fully restored within thirty (30) days of the date of damage. Landlord shall have the right, effective sixty (60) days following delivery of written notice to Tenant (or at Tenant's election, upon receipt of Landlord's notice), to terminate this Lease (i) in any case of fire or other casualty damage to the Building resulting in damage, the cost of restoration of which exceeds fifty percent (50%) of the replacement cost of the entire Building, (ii) in the event such damage occurs during the last six (6) months of the Term and in Landlord's reasonable judgment cannot be fully restored within thirty (30) days of the date of damage; (iii) in any case where the cost of restoration of the Premises hereunder not covered by insurance required to be carried by Landlord pursuant to Section 11.1.2 above exceeds Two Hundred Fifty Thousand Dollars ($250,000.00); or, (iv) in the event that Landlord's lender does not distribute the insurance proceeds to Landlord for the rebuilding or repairing of the damage pursuant to the terms of any mortgage encumbering the Building.

         12.3 WAIVER OF STATUTORY PROVISIONS. Landlord and Tenant agree that the provisions of this Section 12 and all other provisions of this Lease shall exclusively govern the rights and obligations of the parties with respect to any damage or destruction to any portion of the Building or Premises and hereby waive any statutory or common law rights or provisions inconsistent herewith.

         12.4 TENANT'S REMEDIES. If Landlord shall be obligated to repair or restore the Premises or the Building under the provisions of this Section 12 and shall not diligently pursue such repair or reconstruction, including applying for and diligently pursuing the issuance of all necessary permits, inspections, and approvals from appropriate governmental entities necessary for the commencement of such repair or restoration, within thirty (30) days after such obligation shall accrue, Tenant may, at Tenant's option and in addition to the other remedies available to Tenant under this Lease, elect to repair or restore such damage by giving Landlord written notice of Tenant's election to do so at least ten (10) business days prior to the commencement of such repair or restoration. If Tenant elects to repair, Tenant shall be entitled to reimbursement from Landlord for such repair or restoration as similarly provided in Section 7.2 hereof.

13.      EMINENT DOMAIN

         13.1 LEASE TERMINATION. In the event the whole of the Premises shall be taken under the power of eminent domain, or sold to prevent or under the threat of the exercise thereof (collectively, a "TAKING"), this Lease shall automatically terminate as of the date of such Taking. For purposes of this Lease, the date of Taking shall be the earlier of the date of transfer of title resulting from such Taking or the date of transfer of possession resulting from such Taking. In the event of (a) a Taking of less than the whole of the Premises and, in the reasonable judgment of Tenant, the remaining part is insufficient for the operation of Tenant's business in the Premises, or (b) a temporary Taking for less than balance of the Term of a material portion of the Premises or any portion of the remainder of the Premises necessary for the full use and enjoyment of the Premises by Tenant, Tenant shall have the right to terminate this Lease upon delivery of written notice to Landlord given at any time within sixty (60) days following the date Tenant is notified in writing of such Taking. If Tenant so elects to terminate this Lease, this Lease and the Term shall end as of the date specified in Tenant's notice and Basic Monthly Rent and additional rent

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shall be apportioned and paid by Tenant to the earlier of the date of the Taking or the date specified in Tenant's notice.

         13.2 LEASE CONTINUATION. In the event that this Lease is not terminated pursuant to a taking, Landlord shall, with reasonable diligence, proceed to restore (to the extent permitted by Laws and covenants, conditions, and restrictions then applicable to the Premises), the Building and the Premises (other than Tenant's Property) to a complete functioning unit of substantially the same proportionate usefulness, design, and construction existing immediately prior to the date of the Taking. In such case, Basic Monthly Rent, additional rent, and all other rent and other charges payable by Tenant hereunder shall be reduced based upon the nature of the space taken (office space, storage, parking area) and upon the proportion which the portion taken bears to the area of the Premises immediately prior to such Taking.

         13.3 ALLOCATION OF AWARD. Landlord shall be entitled to receive the entire award in any condemnation proceedings without deduction therefrom for any estate vested in Tenant and Tenant shall receive no part of such award. Tenant, if allowed by the Laws, may bring its own action to claim, prove, and receive in the condemnation proceedings (a) the unamortized value over the Term of this Lease of Tenant's Property and its improvements and alterations to the Premises installed by or at Tenant's expense, regardless of whether the same Alterations might be considered to be Landlord's property under the provisions of this Lease, (b) the value of Tenant's fixtures that are damaged, destroyed, or taken hereunder, (c) the cost of Tenant's relocation, and (d) any special awards paid to tenants when their space is taken by eminent domain.

         13.4 WAIVER OF STATUTORY PROVISIONS. Landlord and Tenant agree that the provisions of this Section 13 and all other provisions of this Lease shall exclusively govern the rights and obligations of the parties with respect to any Taking of any portion of the Building or Premises and hereby waive any statutory or common law rights or provisions inconsistent herewith.

14.      INDEMNIFICATION

         14.1 TENANT'S INDEMNITY. Subject to the provisions of Sections 11.3 and 14.3 and limited to the extent of insurance provided by Tenant hereunder, Tenant shall indemnify, protect, defend (with counsel approved by Landlord), and hold Landlord harmless from and against any and all claims, demands, actions, obligations, losses, liabilities, damages, costs, and expenses (including, without limitation, reasonable attorneys' fees and other professional fees), incurred by or asserted against Landlord in connection with any claim, action, or demand for bodily injury or death or property damage arising out of any negligent act or omission or willful misconduct, of Tenant or of any of Tenant's employees, officers, agents, contractors, or representatives (each, a "TENANT PARTY") occurring on or about the Premises, excluding any claims for lost profits, loss in value, or other consequential damages; provided, however, that the foregoing shall not apply to the extent of any (a) negligence or willful misconduct of Landlord or any Landlord Party, or (b) breach of any of Landlord's warranties or obligations hereunder.

         14.2     LANDLORD'S INDEMNITY. Subject to the provisions of Sections
11.3 and 14.3 and limited to the extent of insurance provided by Landlord hereunder, Landlord shall indemnify, protect, defend (with counsel approved by Tenant), and hold Tenant harmless from and against any and all claims, demands, actions, obligations. losses, liabilities, damages, costs, and expenses (including, without limitation, reasonable attorneys' fees and other professional fees), incurred by or asserted against Tenant in connection with any claim, action or demand for bodily injury or death or property damage arising out of any negligent act or omission or willful misconduct of Landlord or of any of Landlord's employees, officers, agents, contractors, or representatives (each, a "LANDLORD PARTY") occurring on or about the Premises, excluding any claims for lost profits, loss in value, or other consequential damages; provided,

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

however, that the foregoing shall not apply to the extent of any (a) negligence or willful misconduct of Tenant or any Tenant Party, or (b) breach of any of Tenant's warranties or obligations hereunder.

         14.3 RECIPROCAL INDEMNITY AS TO PROPERTY DAMAGE FOR INSURED PARTY. Tenant shall indemnify, protect, defend (with counsel approved by Landlord), and hold Landlord harmless from and against, and hereby waives any claim against Landlord for any and all claims, demands, obligations, liabilities, damages, losses, actions, costs, and expenses (collectively, the "CLAIMS AND EXPENSES"), including, without limitation, claims for reimbursement of deductibles or self-insured retentions, resulting from damage to any tenant improvements within the Premises or any property of Tenant within the Premises to the extent such Claims and Expenses result from a peril insured under Tenant's insurance (without regard to whether Tenant in fact carries such insurance), to be carried under Section 11.1.1. Landlord shall indemnify, protect, defend (with counsel satisfactory to Tenant), and hold Tenant harmless from and against, and hereby waives any claim against Tenant for, any and all Claims and Expenses (including, without limitation, claims for reimbursement of deductibles or self-insured retentions) resulting from damage to the Premises (but excepting any and all Claims and Expenses resulting from damage to any property within the Premises with respect to which Tenant has an obligation to insure under Section 11.1.1), to the extent such Claims and Expenses result from a peril insured under Landlord's insurance (without regard to whether Landlord in fact carries such insurance) to be carried by Landlord under Section 11.1.2.

15.      SUBORDINATION; ATTORNMENT; ESTOPPEL CERTIFICATES

         15.1 SUBORDINATION. Subject to the provisions of this Lease and Landlord's delivery to Tenant of non-disturbance agreements as required in
Section 15.2, this Lease and the rights of Tenant hereunder shall, at the option of Landlord, be subject and subordinate to any and all deeds of trust, security interests, mortgages, master leases, ground leases, or other security documents and all modifications, renewals, and replacements thereof (collectively, "SECURITY DOCUMENTS") which now or hereafter constitute a lien upon the Premises.

         15.2 NON-DISTURBANCE AGREEMENTS. With respect to each Security Document applicable to the Premises, Landlord shall use its best efforts to obtain and deliver to Tenant, as soon as reasonably possible, a commercially reasonable non-disturbance agreement from the appropriate holder thereof.

         15.3 ESTOPPEL CERTIFICATES. Landlord and Tenant shall, at any time upon not less than ten (10) days prior written notice, execute and deliver to a prospective new landlord, lender, or assignee or subtenant of Tenant, or other appropriate third party, as the case may be, a statement in writing (a) certifying that this Lease is unmodified and in full force and effect, or if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect, (b) the date to which the rent and other charges are paid in advance, if any and (c) acknowledging that there are not, to the party's best knowledge, any uncured defaults or unfulfilled obligations on the part of the other party hereunder, or specify such defaults or unfulfilled obligations if any are claimed.

16.      REPRESENTATIONS AND WARRANTIES

         16.1 FIRST CLASS PREMISES. Landlord hereby represents, warrants, and agrees that (a) the Premises and the Building shall (i) be structurally sound, and (ii) comply with all Laws, and all applicable covenants, conditions, and restrictions in effect on the date hereof, and (b) the Premises and the plumbing, fire and life safety systems, lighting, loading door systems and heating and ventilating systems contained in the Premises (collectively, the "Systems") shall be in good operating condition as of the Delivery Date; provided that Tenant shall have thirty (30) days from the Commencement Date to notify Landlord as to any defect in any of the Systems and that, thereafter, the maintenance and repair of such Systems shall be

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

subject to the provisions of Section 7.2 hereof. Notwithstanding any provision of this Section 16 to the contrary, Landlord make no representations or warranties with respect to zoning or other laws or ordinances relating solely to the use and occupancy of the Premises by Tenant.

         16.2 TITLE AND USE. Landlord hereby represents, warrants and agrees that (a) Landlord owns fee title to the Premises, (b) the provisions of this Lease do not (and during the Term will not) conflict with or violate the provisions of existing or future agreements between Landlord and third parties or any matter or instrument affecting title to the Premises, including, without limitation, any covenants, conditions, restrictions, or easements applicable to the Premises, (c) Tenant shall have throughout the Lease Term reasonably unobstructed access to the Premises and the Building, including the parking and delivery facilities thereto, subject to Section 10.

         16.3     HAZARDOUS MATERIAL.

                  16.3.1 LANDLORD WARRANTY. Except as set forth in the Environmental Reports, as hereinafter defined, Landlord hereby represents, warrants and agrees that, to the best of its knowledge (i) no known or suspected release, discharge, emission, installation, or disposal of any Hazardous Material (defined below) has occurred in, on, at, under, above, or about the Premises or the Building to date, (ii) the soil, ground water, and improvements on or under the Premises are free of any Hazardous Material, and (iii) except as to Tenant's operations, at all times during the Term, Landlord shall comply with all Laws governing the generation, handling, treatment, storage, use, transportation, release, discharge, and disposal of any Hazardous Material. Tenant hereby acknowledges receipt of the following documentation: the Report of Results - Environmental Site Assessment Phase I, Palmetto Corporate Complex, dated March 31, 1998; the Report of Results - Environmental Site Assessment Phase II, Palmetto Corporate Complex, dated April 17, 1998; and the March 15, 2000 letter to Tom Bopp from Scott A. Russell, MS and captioned "The Summary of Environmental Reports, Palmetto Business Park;" all issued by Environmental Safety Consultants, Inc. of Bradenton, Florida (collectively, the "Environmental Reports").

                  16.3.2   TENANT'S OBLIGATIONS.

                           (a)      Tenant shall notify Landlord of any
Hazardous Materials that Tenant uses, handles, or stores in, on, or about the Premises within thirty (30) days of Tenant's commencement of such use, handling, or storage of such Hazardous Materials in, on, or about the Premises. Tenant hereby agrees that it will remediate both during and following the Term, to the satisfaction of the applicable governmental and regulatory agencies and, to the extent the same are not inconsistent therewith, on a basis consistent with applicable Laws, any release of Hazardous Material which is required to be remediated under applicable Laws, to the extent such release results or resulted from the negligent or intentional acts or omissions of Tenant, any Tenant Party (defined in Paragraph 14.1), or any invitee thereof. In those instances where Tenant has a duty to remediate pursuant to the immediately preceding sentence, Tenant shall commence the process necessary for such remediation with reasonable promptness following the receipt of written notice from Landlord or any applicable governmental or regulatory agency of the governmental requirement for such remediation, and thereafter shall pursue such remediation to completion with reasonable promptness. Tenant hereby agrees that any such remediation required under this Section 16.3.2 shall be conducted in a manner consistent with the standard of remediation applied to similar contaminations by owners of comparable commercial projects in the municipal area in which the Premises is located. In the event contamination by Hazardous Materials occurs in, on at, under, above, or about the Property by reason of the negligent or intentional acts or omissions of Tenant, any Tenant Party, or any invitee thereof, Tenant shall indemnify, defend, protect, and hold Tenant harmless from all claims and actions asserted by governmental or regulatory authorities, adjacent landowners, or other lessees arising therefrom. Notwithstanding any provision of this Section

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

16.3 to the contrary, (i) Tenant shall not be responsible for any current, pre-existing, or future contamination of the Premises by Hazardous Material to the extent such contamination did not result from the negligent or intentional acts of Tenant or any Tenant Party, and (ii) Tenant shall have no obligation to pay to or to reimburse Landlord for (or otherwise bear) any expense, cost or liability to the extent the same did not result from the negligent or intentional acts or omissions of Tenant, any Tenant Party or any invitee thereof.

                           (b)      With reasonable promptness following
acquisition of actual knowledge of any material release of Hazardous Material in, on, at, under, above, or about the Premises which Tenant is required to remediate pursuant to this Section 16.3.2, Tenant shall notify Landlord of the existence of such release; provided, however that Tenant shall not be deemed to have actual knowledge of any such release unless and until the executive management personnel of Tenant shall become actually aware of the existence of such release.

                  16.3.3 LANDLORD'S OBLIGATIONS. In the event contamination by Hazardous Material occurs or has occurred in, on at, under, above, or about the Premises other than by reason of the negligent or intentional acts or omissions of Tenant, any Tenant Party, or any invitee thereof, (i) Tenant shall have no responsibility whatsoever to Landlord with respect to the existence or remediation of such contamination, (ii) Landlord shall indemnify, defend, protect; and hold Tenant harmless from all claims and actions asserted by governmental or regulatory authorities, adjacent landowners, or other lessees arising therefrom, (iii) Landlord shall promptly commence and diligently prosecute to completion a remediation program or programs with respect thereto approved by all appropriate governmental and regulatory agencies and which is in compliance with all Laws, (iv) to the extent that such contamination and/or remediation of same materially interferes with Tenant's use and enjoyment of the Premises or operation of Tenant's business thereon, Tenant's obligation to pay Basic Monthly Rent and other changes payable hereunder shall abate, on a basis proportionate to the scope and degree of such interference, for the duration of such interference, and (v) if such contamination and/or remediation of same does materially interfere with the operation of Tenant's business at the Premises and has continued for a period in excess of One Hundred and Fifty (150) days (or under the circumstances is likely to continue for such period), Tenant shall have the right to terminate this Lease at any time prior to the cessation of such interference by delivery of thirty (30) days prior written notice to Landlord.

                  16.3.4 "HAZARDOUS MATERIAL" DEFINED. As used herein, the term "HAZARDOUS MATERIAL" includes any hazardous, explosive, radioactive, or toxic substance, material, or waste which is or becomes regulated by any local governmental authority in the state in which the Premises is located or the United States, including, without limitation, any material or substance which is
(a) defined or listed as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," "hazardous substance," "hazardous material," "pollutant," or "contaminant" under any Law, (b) a petroleum or a petroleum derivative, (c) a flammable explosive, (d) a radioactive material, (e) a polychlorinated biphenyl, (f) asbestos or an asbestos derivative, (g) urea formaldehyde foam insulation, or (h) radon gas.

                  16.3.5 SURVIVAL. Notwithstanding any provision to the contrary contained in this Lease, the provisions of this Section 16.3 shall survive the expiration or earlier termination of this Lease.

17.      DEFAULT

         17.1     TENANT DEFAULT.

                  (a) The occurrence of any of the following shall constitute a material default (a "TENANT DEFAULT") of this Lease by Tenant: (i) any failure by Tenant to pay any installment of Basic Monthly Rent or to make any other payment required to be made by Tenant hereunder when due, where such failure continues for ten (10) days after the due date; or (ii) any failure by Tenant to perform or comply with any other provision of this Lease, to be performed or complied with by Tenant, where such failure continues for thirty
(30) days after delivery of written notice of such failure by Landlord to Tenant; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such thirty (30) day period, there shall not be a Tenant Default if Tenant shall, within thirty (30) days of such notice commence such cure, and thereafter diligently prosecute such cure to completion.

                  (b) In the event of the occurrence of a Tenant Default, Landlord shall have the option to terminate this Lease by giving written notice of such termination. In the event that Landlord shall elect to so terminate this Lease, then Landlord may recover from Tenant: (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus
(ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss which reasonably could have been avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss which reasonably could be avoided; and (iv) any other amount reasonably necessary to compensate Landlord for all detriment proximately caused by the Tenant Default.

                  (c) As used in subsections (b)(i) and (b)(ii) above, the "worth at the time of the award" is computed by allowing interest at the rate of ten percent (10%) per annum. As used in subsection (b)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). In the event of any Tenant Default, Landlord shall have an obligation to take promptly all action reasonably available to it to mitigate its damages.

                  (d) In addition, in the event of a Tenant Default, Landlord may cure the same at the expense of Tenant (i) immediately and without notice in the case, of emergency or where such default will result in a material violation of Law by Landlord, if not cured immediately, and (ii) in any other case if such default continues for thirty (30) days following the receipt by Tenant of written notice of such default from Landlord. All reasonable costs incurred by Landlord in curing such default shall be reimbursable by Tenant as additional rent hereunder within thirty (30) days of demand therefor.

         17.2     LANDLORD DEFAULT.

                  (a) The occurrence of any of the following shall constitute a material default (a "LANDLORD DEFAULT") of this Lease by Landlord:
(i) any failure by Landlord to perform or comply with any other material provision of this Lease, to be performed or complied with by Landlord, where such failure continues for thirty (30) days after delivery of written notice of such failure by Tenant to Landlord; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such thirty
(30) day period, there shall not be a Landlord Default if Landlord shall, within thirty (30) days of such notice, commence such cure and thereafter diligently prosecute such cure to completion; or (ii) any representation or warranty of Landlord being false or misleading in any material respect when made.

                  (b) If the Landlord Default materially and adversely affects Tenant's rights under this Lease and cannot be cured within a reasonable time or at a reasonable cost by Tenant, Tenant may terminate this Lease. If Tenant terminates this Lease, Tenant may recover all damages it incurs resulting therefrom. Notwithstanding the foregoing, before exercising any Termination Right, Tenant shall provide any mortgagee of the property of which the Premises is a part ("Mortgagee") with notice of the breach or default by Landlord giving rise to same (the "Default Notice") and, thereafter, the opportunity to cure such breach or default as provided for herein. After Mortgagee receives a Default Notice, Mortgagee shall

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

have a period of thirty (30) days in which to cure the breach or default by Landlord. Mortgagee shall have no obligation to cure (and shall have no liability or obligation for not curing) any breach or default by Landlord, except to the extent that Mortgagee agrees or undertakes otherwise in writing. In addition, as to any breach or default by Landlord the cure of which requires possession and control of the Property, provided only that Mortgagee undertakes to Tenant by written notice to Tenant within thirty (30) days after receipt of the Default Notice to exercise reasonable efforts to cure or cause to be cured by a receiver such breach or default within the period permitted by this paragraph, Mortgagee's cure period shall continue for such additional time (the "Extended Cure Period") as Mortgagee may reasonably require to either: (i) obtain possession and control of the Property with due diligence and thereafter cure the breach or default with reasonable diligence and continuity; or (ii) obtain the appointment of a receiver and give such receiver a reasonable period of time in which to cure the default.

                  (c) In addition in the event of a Landlord Default, Tenant may cure the same at the expense of Landlord (i) immediately and without notice in the case of emergency or where such default will result in a material violation of Law by Tenant, if not cured immediately and (ii) in any other case if such default continues for thirty (30) days following the receipt by Landlord of written notice of such default from Tenant. All costs incurred in good faith by Tenant in curing such default shall be reimbursable by Landlord within thirty
(30) days of demand.

18.      ACCESS

         Landlord shall, upon reasonable advanced notice to Tenant (except in an emergency), have the right during the Term hereof at all reasonable times during Tenant's business hours (a) to inspect the Premises and to show the same to prospective mortgagees and purchasers; (b) during the last six (6) months of the Term, to show the same to prospective tenants; (c) at all times to make repairs or replacements as required by this Lease or as may be necessary; provided, however, that Landlord shall use all reasonable efforts not to disturb Tenant's use and occupancy of the Premises. Tenant may designate one (1) or more areas in the Premises as secure areas, and Landlord shall have no right of access thereto without being accompanied by Tenant's designated representative except in the case of emergencies.

19.      RIGHT OF FIRST REFUSAL

         Tenant shall have a one (1) year right of first refusal to lease Bays 9, 10 and 11 (excluding the common access areas) in the Building as more particularly set forth on EXHIBIT "C" attached hereto (the "Expansion Space"), provided, however, Tenant is not in default of this Lease on the date of exercise of its right of first refusal and has not been in default of this Lease more than two (2) times during the Term. Prior to leasing any portion of the Expansion Space to another tenant, Landlord shall first give Tenant a written notice containing the rental amount as agreed between the proposed tenant and Landlord (the "Expansion Notice"). Tenant shall have ten (10) business days from the date of the Expansion Notice to exercise its right of first refusal, and shall have five (5) business days thereafter to execute an amendment to this Lease with Landlord incorporating the Expansion Space at the rental amount set forth in the Expansion Notice (the "Expansion Amendment"). The term for the Expansion Space shall be coterminous with the Term hereunder. The right of first refusal is personal to Tenant and, except as set forth in Paragraph 9.1 herein, may not be assigned without Landlord's written consent which may be withheld in its sole discretion. Time is of the essence with regard to Tenant's obligations hereunder. Accordingly, if Landlord does not receive notice, or the executed Expansion Amendment, from Tenant within the express time periods set forth herein, Tenant's right of first refusal shall be terminated and Landlord shall be free to lease the Expansion Space to another tenant.

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

20.      MISCELLANEOUS

         20.1 ATTORNEYS' FEES. In the event of any legal action or proceeding brought by either party against the other arising out of this Lease, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs incurred in such action. Such amounts shall be included in any judgment rendered in any such action or proceeding.

         20.2 WAIVER. No waiver by either Landlord or Tenant of any provision of this Lease or of any breach by the other party hereunder shall be deemed to be a waiver of any other provision hereof, or of any subsequent breach by such party. Any consent to or approval of any act given by either party hereunder shall not be deemed to render unnecessary the obtaining of Tenant's consent to or approval of any subsequent act of Landlord.

         20.3 NOTICES. All notices which Landlord or Tenant may be required, or may desire, to serve on the other must be in writing and may be served by personal service, or as an alternative to personal service, by mailing the same by registered or certified mail, postage prepaid, or by a reputable overnight delivery service (such as Federal Express or the like) addressed as set forth in
Item 6 of the Basic Lease Provisions, or addressed to such other address or addresses as either Landlord or Tenant may from time to time designate to the other in writing.

         20.4 HOLDING OVER. If Tenant holds over after the expiration or earlier termination of the Term hereof, with or without the express or implied consent of Landlord, Tenant shall become and be a month to month tenant at 125% of the Basic Monthly Rent then payable during the final Lease Year of the Term and otherwise upon the terms, covenants and conditions herein specified, so far as applicable.

         20.5 QUIET POSSESSION. Landlord covenants, warrants and agrees that Tenant shall lawfully, peaceably and quietly have, hold, occupy and enjoy the Premises during the Term without hindrance, claim, ejection or interference by Landlord or any other person or entity. Landlord shall take all necessary steps to secure and to maintain for the benefit of Tenant such quiet, peaceful possession.

         20.6 SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

         20.7 BROKERS. Tenant and Landlord each warrants to the other that it has had no dealings with any real estate broker or agent in connection with the Premises and this Lease, and that it knows of no real estate broker or agent who is or might be entitled to a commission in connection with this Lease other than Cushman & Wakefield, Colliers Arnold and Hart Corporation ("Broker"). Landlord shall only pay the real estate brokerage commission due to Broker and any real estate broker or agent entitled to a commission in connection with this Lease if claimed through the actions of Landlord. Tenant shall pay any other commission or finder's fee due if claimed through the actions of Tenant.

         20.8 EXAMINATION OF LEASE. Submission of this instrument for examination or signature does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by Landlord and Tenant and delivery to Tenant of a fully-executed copy.

         20.9 TIME. Time is of the essence of this Lease and each and all of its provisions.

         20.10 DEFINED TERMS AND MARGINAL HEADINGS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. The marginal headings and titles to the articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof. The terms set forth below shall have the meanings given to them in the sections noted:

AFFILIATE                       9.1
ALTERATIONS                     6.1
BASIC MONTHLY RENT              2.1.1
BUILDING                        Basic Lease Provisions
CLAIMS & EXPENSES               14.3
COMMENCEMENT DATE               4.3
COMMON AREA EXPENSES            22.2
COMMUNICATION DEVICE            6.2
COMPUTATION YEAR                3.3
DELIVERY DATE                   4.2
ESSENTIAL BUILDING SERVICES     8.2
HAZARDOUS MATERIAL              16.3.4
INSURANCE CAP                   11.1.2
LANDLORD DEFAULT                17.2(a)
LANDLORD PARTY                  14.2
LATE CHARGE                     2.1.2
LAWS                            4.1
LEASE YEAR                      2.1.1
OUTSIDE DELIVERY DATE           4.4
PARTIAL LEASE MONTH             2.1.2
PARTIAL LEASE MONTH RENT        2.1.2
PREMISES                        Basic Lease Provisions
PROPERTY                        Basic Lease Provisions
SECURITY DOCUMENTS              15.1
SECURITY EQUIPMENT              6.2
STANDARD LEASE PROVISIONS       Basic Lease Provisions
TAKING                          13.1
TENANT DEFAULT                  17.1 (a)
TENANT PARTY                    14.1
TENANT USERS                    10
TENANT'S PROPERTY               6.3
TENANT'S SHARE                  Basic Lease Provisions
TERM                            1.1
UTILITIES                       8.1

         20.11 CONFLICT OF LAWS; PRIOR AGREEMENTS; SEPARABILITY. This Lease shall be governed by and construed pursuant to the laws of the state in which the Premises is situated. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease. No prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added except by an agreement in writing signed by both parties hereto or their respective successors in interest. The illegality, invalidity or unenforceability of any provision of this Lease shall in no way impair or invalidate any other provision of this Lease, and such remaining provisions shall remain in full force and effect.

         20.12 AUTHORITY. If Landlord is a corporation, each individual executing this Lease on behalf of Landlord hereby covenants and warrants that Landlord is a duly authorized and existing corporation, that Landlord has and is qualified to do business in the state in which the Premises is situated, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is authorized to do so. If Landlord is a partnership or trust, each individual executing this Lease on behalf of Landlord hereby covenants and warrants that he is duly authorized to execute and deliver this Lease on behalf of Landlord in accordance with the terms of such entity's partnership or trust agreement. Either party shall provide the other party on demand with such evidence of such authority as the other party shall reasonably request, including, resolutions and certificates.

         20.13 REASONABLENESS STANDARD. Except as otherwise provided in this Lease, whenever the consent or approval of a party hereto is required hereunder, such consent or approval shall not be unreasonably withheld or delayed by that party, and whenever this Lease grants a party hereto the right to take action, exercise discretion, make a judgment or other determination, or request or require documents or other items of information, such parties shall act reasonably and in good faith. Neither party hereto shall take any action solely for the purpose of frustrating the other party's reasonable expectations concerning the benefits to be enjoyed hereunder, and this Lease shall at all times be construed to effectuate the reasonable expectations of sophisticated parties concerning the benefits to be enjoyed hereunder.

21.      MEDIATION

         Landlord and Tenant shall attempt to resolve any dispute relating to this Lease or the breach thereof through good faith negotiations. If such negotiations fail, the dispute shall first be submitted for initial fact-finding and non-binding mediation to a neutral third-party reasonably acceptable to both Landlord and Tenant in the City of Pittsburgh, Pennsylvania. Such mediator shall be selected within thirty (30) days of written notice by either party demanding such fact-finding and mediation. The cost of such fact-finding and mediation shall be borne equally between Landlord and Tenant. If Landlord and Tenant cannot resolve such dispute within ninety (90) days of the initial demand for such fact-finding and mediation, Landlord and Tenant reserve all rights they may have at law.

22.      COMMON AREAS

         22.1 Common Areas Defined. In addition to the Premises, Tenant shall have the use of those certain common areas to be designated by the Landlord from time to time on the Property; such areas shall include, but not be limited to, parking areas, access roads and facilities, interior corridors, sidewalks, driveways and landscaped and open areas (collectively, the "Common Areas"). The use of the Common Areas shall be for the non-exclusive use of Tenant and Tenant's employees, agents, suppliers, customers and patrons, in common with Landlord and all other tenants of the Property and all such other persons to whom Landlord has previously granted, or may hereinafter grant, rights of usage; provided that such nonexclusive use shall be expressly subject to such reasonable rules and regulations which may be adopted by the Landlord from time to time. Tenant shall not be entitled to use the common areas for storage of goods, vehicles, refuse or any other items. Landlord reserves the right to alter, modify, enlarge, diminish, or reduce the Common Areas from time to time in its sole discretion; provided, however, it does not unreasonably and materially interfere with Tenant's use and occupancy of the Premises. If Tenant shall use any of the Common Areas for storage of any items, Tenant shall pay all fines imposed upon either Landlord or Tenant by any fire, building or other regulatory body, and Tenant shall pay all costs incurred by Landlord to clear and clean the Common Areas and dispose of such items, including but not limited to, a disposal fee of twenty-five dollars ($25.00) for each pallet or other container and fifty dollars ($50.00) for each drum, together with any additional costs for testing and special disposal, if required.

         22.2     COMMON AREA EXPENSES.

                  22.2.1 Definition. "Common Area Expenses" shall mean the aggregate amount of the total costs and expenses paid or incurred by Landlord in any way connected with or related to (i) the operation, repair and maintenance of the Common Areas and the Property (except for areas of the Property leased to other tenants), including, without limitation, electricity, gas, water, sewer and other utilities, trash removal, security, snow plowing, landscaping, mowing and weed removal, sweeping and janitorial services, on-site manager and related expenses, office expenses, electrical, plumbing, sprinkler and HVAC repair and maintenance, alarm and sprinkler system testing, maintenance and repair, repair, resurfacing and restriping of all parking areas, loading and unloading areas, trash areas, roadways, driveways, walkways, common signage, painting of the Buildings and Property, fence and gate repair and maintenance, repair and replacement of all lighting facilities, and any and all other repairs and maintenance to the Common Areas and the Property (except for areas of the Property leased to other tenants), and (ii) the furnishing of or contracting for any service generally provided to the tenants of the Property by Landlord, including, without limitation, managerial fees (not to exceed 3% of the gross rental income from the Property) and administrative expenses related to the Property (not to exceed 10% of the Common Expenses). The computation of Common Area Expenses shall be made in accordance with generally accepted accounting principles. Notwithstanding the foregoing, for purposes of calculating Tenant's Share, only one-half of the actual expenses relating to the environmental monitoring of the Property shall be included as part of the Common Area Expenses.

                  22.2.2 Adjustments to Tenant's Share. In the event that either the Building Area or the Total Rentable Area are changed, Tenant's Share will be appropriately adjusted by Landlord. For purposes of the Computation Year in which such change occurs, Tenant's Share shall be determined on the basis of the number of days during such Computation Year at each such percentage.

                  22.2.3 Payment of Tenant's Share. In addition to Basic Monthly Rent, and beginning on the Commencement Date, Tenant shall pay to Landlord, monthly, in advance, one-twelfth (1/12) of Tenant's Share due for each Computation Year, in an amount estimated by Landlord and billed by Landlord to Tenant ("Estimated Expenses"). Landlord shall have the right to reasonably revise such estimates from time to time and to adjust Tenant's monthly payments accordingly, subject to any caps thereon as set forth in the Basic Lease provisions. If either the Commencement Date or the expiration of the Term shall occur on a date other than the first or last day of a Computation Year respectively, Tenant's Share for such Computation Year shall be in the proportion that the number of days the Lease was in effect during such Computation Year bears to 365. With reasonable promptness after the expiration of each Computation Year, Landlord shall furnish Tenant with a statement of the actual expenses ("Actual Expenses"), setting forth in reasonable detail the Common Area Expenses for such Computation Year and Tenant's Share. If the actual Common Area Expenses for such Computation Year exceed the estimated Common Area Expenses paid by Tenant for such Computation Year, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual Common Area Expenses within thirty (30) days after the receipt of Landlord's Expense Statement, subject to any caps thereon as set forth in the Basic Lease provisions . If the total amount paid by Tenant for any such Computation Year shall exceed the actual Common Area Expenses for such Computation Year, such excess shall be credited against the next installments of Tenant's Share due from Tenant to Landlord hereunder. Neither Landlord's failure to deliver, nor late delivery of, the Estimated or Actual Expenses shall constitute a default by Landlord hereunder or a waiver of Landlord's right to collect any payment provided for herein.

23.      OPTIONS TO EXTEND

         Landlord hereby grants to Tenant three (3) options to extend the Term for the Premises for an additional five (5) years per extended option term, upon each and all of the terms and conditions of this Lease as amended below; provided, however, Tenant is not in default of this Lease on the date of exercise of the option and has not been in material default of this Lease more than two (2) times during the Term, as extended. Tenant shall give to Landlord written notice on or prior to nine (9) months before expiration of the then current Lease Term or first option period of the exercise of the option(s) to extend this Lease for such additional term, time being of the essence. The Term as defined in
Section 1.1 herein shall also include any options to extend properly exercised hereunder. If notice of exercise of any current option is not timely given, all further options shall automatically expire. The rent for the option terms shall as set forth in Item 4(b) of the Basic Lease provisions. The options are personal to Tenant and may not be assigned by Tenant, except in compliance with
Section 9.1 herein, without Landlord's written consent which may be withheld in its sole discretion.]

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